                                                                     EXHIBIT 4.1


         COMMON STOCK                               COMMON STOCK


HNET-                                                                   SHARES

                                 HEADHUNTER.NET
              INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA


                                                      CUSIP 422077 10 7
THIS CERTIFIES THAT                         SEE REVERSE FOR CERTAIN DEFINITIONS









is the record holder of



    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE OF
                              HEADHUNTER.NET, INC.



transferable only on the books of the Corporation by the holder hereof or in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.


     WITNESS the facsimile seal of the Corporation the facsimile signatures of its duly authorized officers

Dated:



  /S/                       HEADHUNTER.NET, INC. CORPORATE       /S/
                                       SEAL
                                      GEORGIA
                                       1998

Chief Financial Officer and Secretary      President and Chief Executive Officer

Countersigned:
  AMERICAN STOCK TRANSFER & TRUST COMPANY
    (New York, N.Y.)

By:

   Authorized Officer

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                                 HEADHUNTER.NET


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIF GIFT MIN ACT-_____Custodian_______
                                                        (Cust)         (Minor)

TEN ENT - as tenants by the entireties
                                               under Uniform Gifts to Minors
JT TEN -  as joint tenants with right
          of survivorship and not as
          tenants in common
                                             Act
                                                 ------------------------------
                                                          (State)

    Additional abbreviations may also be used though not in the above list.

   For value received, __________________ hereby sell, assign and transfer unto



PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------------------



-------------------------------------------------------------------------------
  1(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          Shares
--------------------------------------------------------------------------


of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated,
      -----------------------------


                   ------------------------------------------------------------
                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.





SIGNATURE(S) GUARANTEED:

BY
   ---------------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.